UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2021

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7801 N Capital of Texas Highway, Suite 260

Austin, Texas 78731

(Address of principal executive offices, including zip code)

(512) 501-2444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Class II Director

On and effective June 11, 2021, the Board of Directors (“Board”) of Cassava Sciences, Inc. (the “Company”) appointed Richard J. Barry to the vacancy on the Company’s Board as a Class II director. Mr. Barry will serve with term expiring at the Company’s 2023 annual meeting of stockholders.

The Board also appointed Mr. Barry as Chair of the Nominating and Governance Committee and as Chair of the Audit Committee of the Board. In connection with these appointments, the Board determined that Mr. Barry  meets the independence requirements of the Nasdaq listing standards and applicable Securities and Exchange Commission regulations, as well as the additional independence and financial literacy requirements for service on the Audit Committee of the Board.

There are no arrangements or understandings between Mr. Barry and any other person pursuant to which he was appointed to the Board. Mr. Barry does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‐K.

Upon appointment, Mr. Barry was added as a participant in the Company’s 2020 Cash Incentive Bonus Plan. Mr. Barry will also be eligible to participate in compensation to independent directors of the Company, as awarded from time to time.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Barry as a member of the Company’s Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being furnished as part of this report.

Exhibit No.	Description
99.1	Press Release issued by Cassava Sciences, Inc. on June 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: June 14, 2021
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer